UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive, Tulsa, Oklahoma	74132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2017, the company announced that Les Austin has been named Senior Vice President and Chief Financial Officer of the company, effective the same day. Mr. Austin, age 51, has over 23 years of energy finance and leadership experience, most recently serving as Senior Vice President and Chief Financial Officer of Cypress Energy Partners, L.P. Previously, from 2008 to 2011, he was the Senior Vice President and Chief Financial Officer of Ram Energy Resources, Inc. In 2011, he was promoted to Chief Operating Officer where he served until his departure in 2012. Before joining Ram Energy Resources, Inc., Mr. Austin was the Vice President of Finance and Chief Financial Officer of Matrix Service Company. He has also held various managerial and financial positions at Flint Energy Construction Co. and Ernst & Young, LLP. Mr. Austin has a bachelor’s degree in accounting from Oklahoma State University and is a Certified Public Accountant.

Mr. Austin will be paid a base salary of $350,000 per year and will be eligible to participate in employee benefits on terms similar to other executive officers, including eligibility for annual bonuses and equity incentives. Mr. Austin will also receive a restricted stock unit award of 10,000 units under the company’s Second Amended and Restated Unit Corporation Stock and Incentive Compensation Plan. That award will vest in three annual equal installments beginning November 27, 2018.

Mr. Austin was not elected to his officer position under any arrangement or understanding between him and any other person. There are no transactions with Mr. Austin that would be reportable under Item 404(a) of Regulation S-K and no family relationships exist between Mr. Austin and any of the directors or officers of the company.

Mr. Austin replaces David T. Merrill, who resigns as Chief Financial Officer and Treasurer of the company and will continue to serve in his previously announced role as the company’s Chief Operating Officer.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated November 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: November 27, 2017	By:	/s/ Mark E. Schell
Mark E. Schell Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press release dated November 27, 2017